UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.

(Exact Name of Registrant as specified in charter)

     700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2012

Date of reporting period: 09/30/2012

Item 1. Report to Stockholders.

ANNUAL REPORT
September 30, 2012

NICHOLAS II, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2012

Dear Fellow Shareholders:

     Subsequent to the presidential election, the economy remains mired in a very slow growth recovery with concerns about the European debt crisis, slowing economic growth around the world and stubbornly high unemployment. Also, the U.S. faces a “fiscal cliff” if Congress and the President cannot come to an agreement regarding taxes and the deficit. On the other hand, the Federal Reserve and many other nations have turned on the printing presses in an attempt to stimulate growth. This has driven interest rates lower and stock prices, particularly in the U.S., higher.

     For the one year period ended September 30, 2012, the Standard & Poor’s 500 Index returned 30.20% while the Russell Midcap Growth Index returned 26.69% and Nicholas II Class I returned 25.92%. Returns for Nicholas II, Inc. Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2012.

		Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year
Nicholas II, Inc. – Class I	25.92%	12.49%	3.37%	8.76%	4.50%
Nicholas II, Inc. – Class N
(linked to Class I)	25.47%	12.10%	3.02%	8.48%	4.32%
Russell Midcap Growth Index	26.69%	14.73%	2.54%	11.11%	5.80%
Standard & Poor’s
MidCap 400 Index	28.54%	14.33%	3.83%	10.77%	8.94%
Morningstar Mid-Cap
Growth Category	24.40%	12.74%	1.34%	9.43%	6.06%
Standard and Poor’s 500 Index	30.20%	13.20%	1.05%	8.01%	4.70%
Ending value of $10,000 invested
in Nicholas II, Inc. – Class I	$12,592	$14,233	$11,800	$23,161	$19,365
Ending value of $10,000 invested
in Nicholas II, Inc. – Class N
(linked to Class I)	$12,547	$14,088	$11,605	$22,571	$18,871
Fund’s Class I Expense Ratio (from 01/31/12 Prospectus): 0.65%
Fund’s Class N Expense Ratio (from 04/30/12 Prospectus): 0.99%

The Fund’s expense ratios for the period ended September 30, 2012 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end, may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     As can be seen from the chart above, investors have enjoyed strong equity returns since the financial crisis three years ago with all periods showing positive returns. The Fund outperformed the Morningstar Mid-Cap Growth Category for the one- and five-year periods while slightly underperforming (by less than 1%) for the three-year period.

     The Fund’s performance was driven by strong returns in the financial, industrial, and consumer discretionary sectors; the Fund’s underperformance was in the health care and materials sectors. In the health care sector, large gains by a few biotechnology stocks drove performance in the Russell Midcap Growth Index. Our investment philosophy tends to keep us away from these highly speculative biotechnology stocks. Also, the Fund tends to underweight the volatile and cyclical materials stocks. Currently, the Fund’s sector weightings include 26% consumer related, 19% information technology, 15% health care, 14% industrials, 11% financials and 6% energy.

     Looking forward, we see a continuation of anemic economic growth for the foreseeable future due to massive sovereign debt levels in the U.S. and Europe. These governments will need to reduce their spending, slowing economic growth. The corporate sector is in good financial condition; however, revenues will be difficult to grow in this slow-growth economy. We would not expect the type of returns we have seen over the last three years when the U.S. economy was recovering from the financial crisis. On the positive side, valuations are reasonable and alternative investment choices, such as bonds, do not seem particularly attractive. We believe it will be important to be in high quality companies that have secular growth and unique products or services, and that can take market share in their respective areas. This will be important to garner returns in the slow-growth environment that we expect.

Thank you for your continued support.

The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P MidCap 400 Index is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP GROWTH INDEX

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $10,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2012	2012	2012
Average Annual Total Return	25.92%	3.37%	8.76%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)

For a share outstanding throughout each period

		Years Ended September 30,
	2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$18.72	$19.31	$17.02	$19.15	$25.18
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.08	.10	.08	.11	.10
Net gain (loss) on securities
(realized and unrealized)	4.70	(.22)	2.31	(1.01)	(3.46)
Total from investment operations	4.78	(.12)	2.39	(.90)	(3.36)
LESS DISTRIBUTIONS
From net investment income	(.10)	(.09)	(.10)	(.11)	(.10)
From net capital gain	(.49)	(.38)	—	(1.12)	(2.57)
Total distributions	(.59)	(.47)	(.10)	(1.23)	(2.67)
NET ASSET VALUE, END OF PERIOD	$22.91	$18.72	$19.31	$17.02	$19.15

TOTAL RETURN	25.92%	(.90)%	14.06%	(2.86)%	(14.65)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$454.9	$398.7	$418.0	$384.7	$421.8
Ratio of expenses to average net assets	.64%	.65%	.68%	.72%	.67%
Ratio of net investment income
to average net assets	.38%	.46%	.44%	.78%	.44%
Portfolio turnover rate	22.70%	27.93%	28.67%	32.86%	27.48%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)

For a share outstanding throughout each period

		Years Ended September 30,
	2012	2011	2010	2009	2008
NET ASSET VALUE, BEGINNING OF PERIOD	$18.49	$19.11	$16.87	$19.04	$25.03
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.01	.02	.02	.07	.03
Net gain (loss) on securities
(realized and unrealized)	4.64	(.21)	2.29	(1.02)	(3.44)
Total from investment operations	4.65	(.19)	2.31	(.95)	(3.41)
LESS DISTRIBUTIONS
From net investment income	(.02)	(.05)	(.07)	(.10)	(.01)
From net capital gain	(.49)	(.38)	—	(1.12)	(2.57)
Total distributions	(.51)	(.43)	(.07)	(1.22)	(2.58)
NET ASSET VALUE, END OF PERIOD	$22.63	$18.49	$19.11	$16.87	$19.04

TOTAL RETURN	25.47%	(1.25)%	13.70%	(3.17)%	(14.92)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$99.9	$102.9	$44.1	$31.9	$1.8
Ratio of expenses to average net assets	.99%	.99%	1.00%	.98%	1.02%
Ratio of net investment income
to average net assets	.03%	.10%	.12%	.48%	.09%
Portfolio turnover rate	22.70%	27.93%	28.67%	32.86%	27.48%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings

September 30, 2012 (unaudited)

Percentage
Name	of Net Assets
Jarden Corporation	1.71%
ResMed Inc	1.68%
Gilead Sciences, Inc	1.61%
LKQ Corporation	1.60%
Fastenal Company	1.60%
FleetCor Technologies, Inc	1.57%
Kinder Morgan Management, LLC	1.56%
Cooper Companies, Inc. (The)	1.53%
Raymond James Financial, Inc	1.52%
O’Reilly Automotive, Inc	1.51%
Total of top ten	15.89%

Sector Diversification

(as a percentage of portfolio) September 30, 2012 (unaudited)

Fund Expenses

For the six month period ended September 30, 2012 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/12	09/30/12	04/01/12 - 09/30/12
Actual	$1,000.00	$978.20	$3.12
Hypothetical	1,000.00	1,021.85	3.18
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.63%, multiplied by the average account value over the period, multiplied by 182 then divided by 364 to reflect the one- half year period.

Fund Expenses (continued)

For the six month period ended September 30, 2012 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	03/31/12	09/30/12	04/01/12 - 09/30/12
Actual	$1,000.00	$976.30	$4.84
Hypothetical	1,000.00	1,020.10	4.95
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 182 then divided by 364 to reflect the one-half year period.

Schedule of Investments
September 30, 2012

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.53%
	Consumer Discretionary – Durables & Apparel — 5.01%
130,000	Coach, Inc	$ 7,282,600
180,000	Jarden Corporation*	9,511,200
50,000	Polaris Industries Inc	4,043,500
130,000	Tupperware Brands Corporation	6,966,700
		27,804,000
	Consumer Discretionary – Retailing — 12.89%
300,000	Aaron’s, Inc	8,343,000
270,000	CarMax, Inc.*	7,641,000
480,000	LKQ Corporation*	8,880,000
110,000	Nordstrom, Inc	6,069,800
100,000	O’Reilly Automotive, Inc.*	8,362,000
120,000	PetSmart, Inc	8,277,600
265,000	Select Comfort Corporation*	8,360,750
180,000	TJX Companies, Inc. (The)	8,062,200
30,000	Tractor Supply Company	2,966,700
47,500	Ulta Salon, Cosmetics & Fragrance, Inc.*	4,574,488
		71,537,538
	Consumer Discretionary – Services — 2.46%
300,000	InterContinental Hotels Group PLC	7,875,000
100,000	Starwood Hotels & Resorts Worldwide, Inc	5,796,000
		13,671,000
	Consumer Staples – Food & Staples Retailing — 1.23%
90,000	PriceSmart, Inc	6,814,800
	Consumer Staples – Food, Beverage & Tobacco — 4.11%
90,000	Beam Inc	5,178,600
190,000	Hormel Foods Corporation	5,555,600
120,000	McCormick & Company, Inc	7,444,800
85,000	Monster Beverage Corporation*	4,603,600
		22,782,600
	Energy — 6.41%
105,000	Cameron International Corporation*	5,887,350
38,000	CARBO Ceramics Inc	2,390,960
45,000	Concho Resources Inc.*	4,263,750
70,000	Continental Resources, Inc.*	5,383,000
60,000	Helmerich & Payne, Inc	2,856,600
113,116	Kinder Morgan Management, LLC*	8,642,076
130,000	Whiting Petroleum Corporation*	6,159,400
		35,583,136

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.53% (continued)
	Financials – Banks — 1.40%
107,768	Commerce Bancshares, Inc	$ 4,346,283
60,000	Cullen/Frost Bankers, Inc	3,445,800
		7,792,083
	Financials – Diversified — 5.34%
67,500	Affiliated Managers Group, Inc.*	8,302,500
175,000	MSCI Inc.*	6,263,250
230,000	Raymond James Financial, Inc	8,429,500
105,000	T. Rowe Price Group, Inc	6,646,500
		29,641,750
	Financials – Insurance — 3.51%
80,000	Aon plc	4,183,200
215,000	Marsh & McLennan Companies, Inc	7,294,950
217,000	Willis Group Holdings PLC	8,011,640
		19,489,790
	Financials – Real Estate — 0.75%
60,000	Digital Realty Trust, Inc	4,191,000
	Health Care – Equipment & Services — 9.99%
135,000	AmerisourceBergen Corporation	5,225,850
140,000	Cardinal Health, Inc	5,455,800
90,000	Cooper Companies, Inc. (The)	8,501,400
50,000	DaVita, Inc.*	5,180,500
205,000	DENTSPLY International Inc	7,818,700
230,000	ResMed Inc	9,308,100
120,000	Stryker Corporation	6,679,200
120,000	Varian Medical Systems, Inc.*	7,238,400
		55,407,950
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 5.42%
75,000	Allergan, Inc	6,868,500
135,000	Gilead Sciences, Inc.*	8,954,550
47,500	Mettler-Toledo International Inc.*	8,110,150
103,920	Thermo Fisher Scientific Inc	6,113,614
		30,046,814
	Industrials – Capital Goods — 11.27%
227,500	AMETEK, Inc	8,064,875
180,000	BE Aerospace, Inc.*	7,578,000
206,000	Fastenal Company	8,855,940
200,000	IDEX Corporation	8,354,000
175,000	Pentair, Ltd	7,789,250

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012

Shares or
Principal
Amount		Value
COMMON STOCKS — 94.53% (continued)
	Industrials – Capital Goods — 11.27% (continued)
115,000	Snap-on Incorporated	$ 8,265,050
45,000	TransDigm Group Incorporated*	6,384,150
90,000	Westinghouse Air Brake Technologies Corporation	7,226,100
		62,517,365
	Industrials – Commercial & Professional Services — 1.49%
85,000	IHS Inc. – Class A*	8,274,750
	Industrials – Transportation — 0.94%
143,000	Expeditors International of Washington, Inc	5,199,480
	Information Technology – Semiconductors &
	Semiconductor Equipment — 3.71%
200,000	Altera Corporation	6,797,000
180,000	Avago Technologies Limited	6,275,700
228,750	Microchip Technology Incorporated	7,489,275
		20,561,975
	Information Technology – Software & Services — 14.86%
110,000	ANSYS, Inc.*	8,074,000
105,000	Check Point Software Technologies Ltd.*	5,056,800
189,499	Fidelity National Information Services, Inc	5,916,159
80,937	Fiserv, Inc.*	5,991,766
195,000	FleetCor Technologies, Inc.*	8,736,000
95,000	Informatica Corporation*	3,306,950
75,000	MercadoLibre, Inc	6,191,250
215,000	Paychex, Inc	7,157,350
120,000	Red Hat, Inc.*	6,832,800
100,000	Teradata Corporation*	7,541,000
205,000	TIBCO Software Inc.*	6,197,150
220,000	Vantiv, Inc. – Class A*	4,741,000
240,000	VeriFone Systems, Inc.*	6,684,000
		82,426,225
	Materials — 3.74%
75,000	Airgas, Inc	6,172,500
125,000	AptarGroup, Inc	6,463,750
125,000	Ecolab Inc	8,101,250
		20,737,500
	TOTAL COMMON STOCKS
	(cost $341,837,688)	524,479,756

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

September 30, 2012

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 5.22%
	Commercial Paper – 4.79%
$1,450,000	General Mills, Inc. 10/01/12, 0.25%	$ 1,450,000
1,015,000	General Mills, Inc. 10/02/12, 0.25%	1,014,993
2,050,000	Kinder Morgan Energy Partners L.P. 10/02/12, 0.46%	2,049,974
1,460,000	Devon Energy Corporation 10/03/12, 0.25%	1,459,980
650,000	Marriott International, Inc. 10/03/12, 0.33%	649,988
1,570,000	General Mills, Inc. 10/04/12, 0.25%	1,569,967
1,000,000	Hasbro, Inc. 10/05/12, 0.39%	999,957
1,250,000	VW Credit, Inc. 10/09/12, 0.37%	1,249,897
1,075,000	Stanley Black & Decker Inc. 10/10/12, 0.35%	1,074,906
2,700,000	VW Credit, Inc. 10/11/12, 0.38%	2,699,715
1,370,000	Bayer Corporation 10/15/12, 0.36%	1,369,808
1,370,000	VW Credit, Inc. 10/15/12, 0.35%	1,369,813
1,625,000	Nissan Motor Acceptance Corporation 10/17/12, 0.40%	1,624,711
840,000	Anheuser-Busch InBev Worldwide Inc. 10/19/12, 0.20%	839,916
1,000,000	Bemis Company, Inc. 10/19/12, 0.35%	999,825
1,688,000	Kinder Morgan Energy Partners L.P. 10/23/12, 0.49%	1,687,495
1,325,000	Stanley Black & Decker Inc. 10/24/12, 0.33%	1,324,721
875,000	Stanley Black & Decker Inc. 10/29/12, 0.36%	874,755
2,250,000	Verizon Communications Inc. 11/13/12, 0.33%	2,249,113
		26,559,534
	Variable Rate Security – 0.43%
2,374,181	Fidelity Institutional Money Market Fund – Class I	2,374,181
	TOTAL SHORT-TERM INVESTMENTS
	(cost $28,933,715)	28,933,715
	TOTAL INVESTMENTS
	(cost $370,771,403) — 99.75%	553,413,471
	OTHER ASSETS, NET OF LIABILITIES — 0.25%	1,387,999
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	554,801,470

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

September 30, 2012

ASSETS
Investments in securities at value (cost $370,771,403)	$553,413,471
Receivables –
Investment securities sold	1,264,972
Dividend and interest	324,611
Capital stock subscription	53,310
Total receivables	1,642,893
Other	96,571
Total assets	555,152,935

LIABILITIES
Payables –
Due to adviser –
Management fee	220,073
Accounting and administrative fee	10,358
Total due to adviser	230,431
12b-1 and servicing fee	27,755
Other payables and accrued expense	93,279
Total liabilities	351,465
Total net assets	$554,801,470

NET ASSETS CONSIST OF
Paid in capital	$329,522,982
Net unrealized appreciation on investments	182,642,068
Accumulated undistributed net realized gain on investments	41,533,071
Accumulated undistributed net investment income	1,103,349
Total net assets	$554,801,470

Class I:
Net assets	$454,939,103
Shares outstanding	19,857,380
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$22.91

Class N:
Net assets	$99,862,367
Shares outstanding	4,412,462
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$22.63

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2012

INCOME
Dividend (net of foreign taxes of $20,447)	$5,501,678
Interest	82,108
Total income	5,583,786

EXPENSES
Management fee	2,911,926
12b-1 fees – Class N	266,152
Transfer agent fees	204,237
Accounting and administrative fees	136,894
Servicing fees – Class N	106,461
Postage and mailing	44,732
Registration fees	41,292
Audit and tax fees	30,300
Insurance	29,031
Custodian fees	27,476
Printing	26,180
Directors’ fees	24,100
Accounting system and pricing service fees	11,101
Legal fees	9,050
Other operating expenses	8,207
Total expenses	3,877,139
Net investment income	1,706,647

NET REALIZED GAIN ON INVESTMENTS	42,418,939

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	78,081,761
Net realized and unrealized gain on investments	120,500,700
Net increase in net assets resulting from operations	$122,207,347

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended September 30, 2012 and 2011

	2012	2011
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$1,706,647	$2,211,980
Net realized gain on investments	42,418,939	11,789,537
Change in net unrealized
appreciation/depreciation on investments	78,081,761	(24,148,540)
Net increase (decrease) in net assets
resulting from operations	122,207,347	(10,147,023)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(1,998,096)	(1,855,287)
From net realized gain on investments – Class I	(9,875,674)	(8,197,926)
From net investment income – Class N	(99,251)	(189,759)
From net realized gain on investments – Class N	(2,547,779)	(1,517,676)
Total distributions	(14,520,800)	(11,760,648)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(305,921 and 801,637 shares, respectively)	6,670,536	17,068,047
Reinvestment of distributions – Class I
(544,136 and 446,453 shares, respectively)	11,105,826	9,446,959
Cost of shares redeemed – Class I
(2,290,369 and 1,601,443 shares, respectively)	(47,444,777)	(34,201,450)
Proceeds from shares issued – Class N
(225,048 and 4,605,479 shares, respectively)	4,887,659	97,242,902
Reinvestment of distributions – Class N
(130,798 and 81,365 shares, respectively)	2,644,742	1,705,398
Cost of shares redeemed – Class N
(1,507,092 and 1,432,070 shares, respectively)	(32,387,812)	(29,881,957)
Change in net assets derived
from capital share transactions	(54,523,826)	61,379,899
Total increase in net assets	53,162,721	39,472,228

NET ASSETS
Beginning of period	501,638,749	462,166,521
End of period (including accumulated
undistributed net investment income of
$1,103,349 and $1,494,049, respectively)	$554,801,470	$501,638,749

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

September 30, 2012

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-
sized trading units, issuer analysis, bond market activity and various other factors.
Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
Directors. Variable rate demand notes are valued at cost, which approximates market value. U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments,

interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Notes to Financial Statements (continued)
September 30, 2012

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2012 valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$524,479,756
Variable Rate Security	2,374,181
Level 2 –
Commercial Paper	26,559,534
Level 3 –
None	—
Total	$553,413,471
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended September 30, 2012 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at

Notes to Financial Statements (continued)
September 30, 2012

least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2012, no reclassifications were recorded.

The tax character of distributions paid during the years ended September 30 was as follows:

	09/30/2012	09/30/2011
Distributions paid from:
Ordinary income	$2,097,347	$2,045,046
Long-term capital gain	12,423,453	9,715,602
Total distributions paid	$14,520,800	$11,760,648

As of September 30, 2012, investment cost for federal tax purposes was
$371,022,237 and the tax basis components of net assets were as follows:

Unrealized appreciation	$192,012,900
Unrealized depreciation	(9,621,666)
Net unrealized appreciation	182,391,234
Undistributed ordinary income	1,103,349
Accumulated undistributed net
realized capital gain	41,783,905
Paid in capital	329,522,982
Net assets	$554,801,470

The differences between book-basis and tax-basis unrealized appreciation and accumulated undistributed net realized capital gain are attributable primarily to the tax deferral of losses from wash sales.

As of September 30, 2012, the Fund had a tax deferral of wash loss sales of approximately $251,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of
2010 (the “RIC Act”) was enacted. The RIC Act modernized several of the federal income and excise tax provisions related to regulated investment companies
(“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with assets diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income

Notes to Financial Statements (continued)
September 30, 2012

and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31. The provisions related to the RIC Act for qualification testing were first effective for the September 30, 2011 taxable year. All other provisions under the RIC Act were first effective for the September 30, 2012 taxable year.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2012. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the same period. At
September 30, 2012, the fiscal years 2009 through 2012 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2012. There have been no significant subsequent events since September 30, 2012 that would require adjustment to or additional disclosure in these financial statements.

(i) In May 2011, the Financial Accounting Standards Board (“FASB”) issued
Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements” in U.S. Generally
Accepted Accounting Principles (“U.S. GAAP”) and International Financial
Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820,
“Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and disclosing additional information about Level 3 fair value measurements in accordance with U.S. GAAP and IFRS. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. The
Fund has disclosed the applicable requirements of this accounting standard in its financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .75% of the average net asset value up to and including $50 million, .60% of the average net asset value over

Notes to Financial Statements (continued)
September 30, 2012

$50 million up to and including $100 million and .50% of the average net asset value in excess of $100 million.

Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,508 for the year ended September 30,
2012 for legal services rendered by this law firm.

(3) Investment Transactions —

For the year ended September 30, 2012, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$119,165,820 and $190,419,289, respectively.

Report of Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas II, Inc.

We have audited the accompanying statement of assets and liabilities of Nicholas II, Inc. (the
“Fund”), including the schedule of investments, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30,
2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
November 16, 2012

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
Class I
October 17, 1983(1)	$10.00	$—		$—		$—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992	(a)	0.4903	(a)	20.2	159,188
Class N
February 28, 2005(1)	$22.59	$—		$—		23.1 times	$10,000
September 30, 2005	23.45	—		—		23.3	10,381
September 30, 2006	23.00	—		2.1340		22.4	11,158
September 30, 2007	25.03	—		1.0460		23.4	12,694
September 30, 2008	19.04	0.0067		2.5678		17.5	10,800
September 30, 2009	16.87	0.0969		1.1206		19.2	10,457
September 30, 2010	19.11	0.0666		—		20.7	11,890
September 30, 2011	18.49	0.0479		0.3831		17.2	11,741
September 30, 2012	22.63	0.0191	(a)	0.4903	(a)	20.2	14,732

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 22, 2011 to shareholders of record on December 21, 2011.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated March 31, 2012.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2012. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

				Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held by
Name and Age	Fund	Served	5 Years	by Director	Director
INTERESTED DIRECTOR
David O. Nicholas, 51(1), (3)	President,	(2), 8 years	Chief Investment Officer	3	None
	Director and		and Director, Nicholas
	Portfolio		Company, Inc., the Adviser
	Manager		to the Fund. He is the
			Portfolio Manager of
			Nicholas Limited Edition,
			Inc. and the Fund. He is
			Associate Portfolio Manager
			of Nicholas Fund, Inc.
			He formerly served as
			Co-Portfolio Manager of
			Nicholas High Income
			Fund, Inc. and Nicholas
			Equity Income Fund, Inc.
DISINTERESTED DIRECTORS
Robert H. Bock, 80	Director	(2), 29 years	Private Investor,	5	None
			Consultant, Dean Emeritus
			of Business Strategy and
			Ethics, University of
			Wisconsin School of
			Business, 1997 to present.

Timothy P. Reiland, 56	Director	(2), 10 years	Private Investor,	5	None
			Consultant, Chairman
			and Chief Financial Officer,
			Musicnotes, Inc., October
			2001 to present. Investment
			Analyst from 1987 to
			October 2001, Tucker
			Anthony Incorporated,
			a brokerage firm. He is a
			Chartered Financial Analyst.

Jay H. Robertson, 60	Director	(2), 8 years	Private Investor, April	6	None
			2000 to present.
			Chairman of the Board
			of Robertson-Ryan and
			Associates, Inc., an
			insurance brokerage firm
			from 1993 to March 2000.

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Albert O. Nicholas, 81(3)	Executive	Annual,	Chief Executive Officer and Chairman of the Board,
	Vice	29 years	Nicholas Company, Inc., the Adviser to the Fund.
	President		He is Portfolio Manager of Nicholas Fund, Inc.
and Co-Portfolio Manager of Nicholas Equity
Income Fund, Inc.

David L. Johnson, 70(3)	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
	Vice	29 years	the Adviser to the Fund.
President

Jeffrey T. May, 56	Senior Vice	Annual,	Executive Vice President, Chief Financial Officer
	President,	20 years	and Chief Compliance Officer, Nicholas Company,
	Secretary,		Inc., the Adviser to the Fund. He is Portfolio
	Treasurer		Manager of Nicholas Money Market Fund, Inc.
and Chief
Compliance
Officer

Lynn S. Nicholas, 56(3)	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
	President	26 years	the Adviser to the Fund.

Lawrence J. Pavelec, 53	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
	President	8 years	the Adviser to the Fund. He has been Portfolio
Manager of Nicholas High Income Fund, Inc. since
April 2008. He served as Co-Portfolio Manager
from April 2003 until April 2008.

Candace L. Lesak, 55	Vice	Annual,	Employee, Nicholas Company, Inc.,
	President	26 years	the Adviser to the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free) or 414-276-0535.

Privacy Policy
(unaudited)

Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

• Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

• Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

• Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT,
A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

• With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas
Company, Inc., and our dividend disbursing agent to process fund dividend checks.

• With a party representing you, with your consent, such as your broker or lawyer.

• When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update

(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/83	*	09/30/02
Number of years investing $100 each month
following the date of initial investment	29		10
Total cash invested	$35,800		$13,000
Total dividend and capital gain distributions reinvested	$109,520		$3,682
Total full shares owned at 09/30/12	6,713		849
Total market value at 09/30/12	$153,799		$19,473

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered

(unaudited)

• IRAs

     • Traditional • SIMPLE

     • Roth • SEP

• Coverdell Education Accounts

• Automatic Investment Plan

• Direct Deposit of Dividend and Capital Gain Distributions

• Systematic Withdrawal Plan

• Monthly Automatic Exchange between Funds

• Telephone Purchase and Redemption

• Telephone Exchange

• 24-hour Automated Account Information (800-544-6547)

• 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

(This Page Intentionally Left Blank.)

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; * full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

*	compliance with applicable laws and governmental rules and regulations;
*	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company; * not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company; * not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

*	report, at least annually:
*	officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

*	Positions as a trustee, executor or other fiduciary;
*	Ownership interest in any broker-dealer or bank;
*	Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas

Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

*	service as a director on the board of any public company;
*	the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety; * any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof; * a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
*	Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations; * each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and * it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

*	annually thereafter affirm to the Board that he has complied with the requirements of the Code;
*	not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him; * if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action; * any matter that the officer making the investigation believes is a violation will be reported to the independent directors; * if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

*	the independent directors will be responsible for granting waivers, as appropriate; and
*	any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 15, 2012

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,500 in 2012 and $25,750 in 2011.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,800 in 2012 and $3,700 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $15,500 in 2011 and $15,000 in 2010. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2011 and 10/31/2010, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 19, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 19, 2012

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 19, 2012